SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20005



                             FORM 8-K

                          CURRENT REPORT



                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


                Date of Report - December 31, 1997
                 (Date of earliest event reported)


      Questar Gas Company (formerly Mountain Fuel Supply Company)
        (Exact name of registrant as specified in charter)



     STATE OF UTAH                1-935              87-0407509
(State or other juris-         (Commission        (I.R.S. Employer
diction of incorporation        File No.)        Identification No.)
   or organization)




180 East First South Street, P.O. Box 45433, Salt Lake City, Utah  84145-0433
             (Address of principal executive offices)


 Registrant's telephone number, including area code (801) 324-5555

                                FORM 8-K
                             CURRENT REPORT
Item 5.  Other Events.
      Mountain Fuel Supply Company has officially changed its name to Questar Gas Company (Questar Gas or the Company). The Company distributes natural gas to more than 625,000 customers in Utah, southwestern Wyoming, and a small portion of southeastern Idaho.
Questar Gas is a subsidiary of Questar Corporation.
Item 7.  Financial Statements and Exhibits.
      (c)  Exhibits.
      Exhibit No.Exhibit
          3.7. Articles of Amendment to Restated Consolidated Articles of Incorporation dated December 31, 1997.

         99. Press release issued by Questar Gas Company (formerly Mountain Fuel Supply Company) on January 5, 1998.



                               SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                 MOUNTAIN FUEL SUPPLY COMPANY
                                     (Registrant)



January 8, 1998                  By /s/D. N. Rose
   (Date)                           D. N. Rose
                                    President and
                                    Chief Executive Officer